UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 24, 2026
AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
200 Vesey Street,
New York, New York 10285
(Address of principal executive offices and zip code)
(212) 640-2000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares (par value $0.20 per Share)	AXP	New York Stock Exchange
3.433% Fixed-to-Floating Rate Notes due May 20, 2032	AXP32	New York Stock Exchange
3.835% Fixed-to-Floating Rate Notes due June 16, 2034	AXP34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition and Item 7.01 Regulation FD Disclosure
The following information is furnished under Item 2.02 – Results of Operations and Financial Condition and Item 7.01 – Regulation FD Disclosure:
On July 24, 2026, American Express Company (the “Company”) reported financial results for the second quarter of 2026. A copy of the Company’s earnings release is attached to this report as Exhibit 99.1 and additional information relating to the Company’s financial results for the second quarter of 2026 is attached to this report as Exhibit 99.2.
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description
99.1	Earnings Release, dated July 24, 2026, of American Express Company regarding its financial results for the second quarter of 2026.
99.2	Additional information relating to the financial results of American Express Company for the second quarter of 2026.
104	The cover page of this Current Report on Form 8-K, formatted as inline XBRL.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K (including the exhibits attached hereto) includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The forward-looking statements, which address the Company’s current expectations regarding business and financial performance, including management’s guidance for 2026 and long-term growth aspiration, among other matters, contain words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” “continue” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements, include, but are not limited to, the following:
•the Company’s ability to achieve its 2026 earnings per common share (EPS) guidance and grow EPS in the future consistent with its growth aspiration, which will depend in part on revenue growth, credit performance, credit reserve and expense levels and the effective tax rate remaining consistent with current expectations and the Company’s ability to continue investing in growth initiatives (such as its brand, value propositions, coverage, marketing, technology, partnerships and talent), controlling operating expenses, effectively managing risk and executing its share repurchase program, any of which could be impacted by, among other things, the factors identified in the subsequent paragraphs as well as the following: macroeconomic and geopolitical conditions, including a slowdown in U.S. or global economic growth, changes to consumer and business confidence, higher rates of unemployment and wide-scale layoffs, impacts from the Middle East conflict and other international hostilities, deteriorations in global trade and the effects of announced or future tariffs, changes in interest rates, inflation, supply chain issues, energy costs, market volatility, and fiscal and monetary policies; the effects of technology changes and the adoption of artificial intelligence (AI); the impact of any future contingencies, including, but not limited to, legal costs and settlements, the imposition of fines or monetary penalties, increases in Card Member remediation, investment gains or losses, restructurings, impairments and changes in reserves; issues impacting brand perceptions and the Company’s reputation; changes in the competitive environment and an inability to realize benefits from new and extended sponsorships; impacts related to acquisitions, divestitures, cobrand relationships and other partners; and the impact of regulation and litigation, which could affect the profitability of the Company’s business activities, limit the Company’s ability to pursue business opportunities, require changes to business practices or alter the Company’s relationships with Card Members, partners and merchants;
•the Company’s ability to achieve its 2026 revenue growth guidance and grow revenues net of interest expense in the future consistent with its growth aspiration, which could be impacted by, among other things, the factors identified above and in the subsequent paragraphs, as well as the following: spending volumes not being consistent with expectations, including spending by U.S. and international consumer Card Members across age cohorts (including Millennial and Gen-Z customers) and business Card Members and dining, airline and other travel & entertainment spending volumes, such as due to uncertain macroeconomic and geopolitical conditions; an inability to address competitive pressures, attract and retain customers, invest in and enhance the Company’s Membership Model of premium products, differentiated services and partnerships, successfully refresh card products and introduce new features and capabilities, grow banking relationships with customers and implement strategies and business initiatives, including within the premium consumer space, commercial payments and the global network; the impacts of portfolio sales; the effects of regulatory initiatives, including pricing regulation, such as pricing for card acceptance and interest rate and fee caps, and network regulation; merchant coverage growing less than expected or the reduction of merchant acceptance or perceptions of coverage; increased surcharging, steering, suppression or other differential acceptance practices with respect to the Company’s products; merchant discount rates changing from the Company’s expectations; and changes in foreign currency exchange rates;
•net card fee revenues not growing consistent with the Company’s expectations for 2026 and beyond, which could be impacted by, among other things, the pace of Card Member acquisition activity and demand for the Company’s fee-based products; higher Card Member attrition rates; the success and timing of the Company’s refreshes of its card products (including acquisition and retention levels of the U.S. Consumer and Business Platinum Card portfolios); a decrease in the ability and desire of Card Members to pay card fees, such as due to macroeconomic conditions or as a result of changes in card fees; the competitive environment and the perception of the value provided by premium cards; regulatory initiatives impacting card fees; and the Company’s inability to deliver and enhance benefits and services, innovate with respect to its products and develop attractive premium value propositions for new and existing customers;
•net interest income and the growth of net interest income relative to the growth of Card balances and Other loans outstanding, being higher or lower than expectations, which could be impacted by, among other things, the behavior and financial strength of Card Members and their actual spending, borrowing and paydown patterns; the effectiveness of the Company’s strategies to enhance Card Member value propositions, grow lending with premium customers and capture a greater share of Card Members’ spending and borrowings, and attract new, and retain existing, customers; the Company’s ability to effectively introduce and enhance lending features on its products and manage underwriting risk; governmental actions to cap credit card interest rates; changes in benchmark interest rates, including where such changes affect the Company’s assets or liabilities differently than expected; the Company’s ability to grow deposits, including from Card Members and across age cohorts (including Millennial and Gen-Z customers); continued volatility and other changes in capital and credit market conditions and the availability and cost of capital; credit actions, including line size and other adjustments to credit availability; the yield on revolve-eligible Card balances and Other loans differing from current expectations; and loss or impacts to cobrand relationships, including portfolio sales;

•future credit performance, the level of future delinquency, reserve and write-off rates and the amount and timing of future reserve builds and releases, which will depend in part on macroeconomic factors such as actual and projected unemployment rates and GDP, as well as the occurrence of events that increase macroeconomic uncertainty or volatility; the ability and willingness of Card Members to pay amounts owed to the Company; changes in Card balances and Other loans outstanding, such as from the implementation of the Company’s strategy to capture spending and borrowings, or from changes in consumer behavior that affect customer balances (e.g., paydown and revolve rates); changes in the levels of customer acquisitions and the credit profiles of new customers acquired; financial stress and volume of bankruptcies of Card Members and business partners; credit-related fraud levels; acquisitions or sales of balances or card portfolios; the magnitude of seasonal fluctuations in credit metrics; the enrollment in, and effectiveness of, financial relief programs and the performance of accounts as they exit from such programs; the effects of the resumption of student loan repayments; collections capabilities and recoveries of previously written-off balances; and the impact of the usage of debt settlement companies;
•the actual amount to be spent on Card Member rewards and services and business development in 2026 and beyond, and the relationship of these variable customer engagement expenses to revenues, which could be impacted by the investments and enhancements that the Company makes with respect to its value propositions, including its rewards programs and product benefits, such as in connection with card refreshes (e.g., benefits on the refreshed U.S. Consumer and Business Platinum Cards), to make them attractive to Card Members and prospective customers, potentially in a manner that is not cost-effective; changes in the level of Card Member spending and spending patterns (including the level of spend in bonus categories), the redemption of rewards and offers (including travel redemptions) and usage of travel-, lifestyle- and business-related benefits; the costs related to reward point redemptions; levels of Card Member acquisitions on premium card products; changes in the Company’s models or assumptions used to estimate these expenses; new and renegotiated contractual obligations with business partners; the Company’s ability to identify and negotiate partner-funded value for Card Members; and the pace and cost of the expansion of the Company’s global lounge collection;
•the actual amount the Company spends on marketing in 2026 and beyond and the effectiveness and efficiency of its marketing spending, which will be based in part on continued changes in the macroeconomic and competitive environment and business performance, including the levels of demand for the Company’s products; the Company’s ability to realize marketing efficiencies, including as a result of investments in its product value propositions and the use of technology, such as the personalization of offers; management’s investment optimization process and its ability to develop premium value propositions and drive customer demand; management’s identification and assessment of attractive investment opportunities and its decisions regarding the timing of investments; the receptivity of Card Members and prospective customers to advertising and customer acquisition initiatives; and costs associated with brand advertising and new and extended sponsorships;
•the Company’s ability to control operating expenses, including relative to revenue growth, and the actual amount spent on operating expenses in 2026 and beyond, which could be impacted by, among other things, salary and benefit expenses to attract and retain talent; the Company’s ability to realize operational efficiencies, including through increased scale and automation and continued adoption of artificial intelligence technologies; management’s ability to balance expense control and investments in the business, and its decisions regarding spending in such areas as technology, business and product development, sales force, premium servicing and AI initiatives; the Company’s ability to innovate efficient channels of customer interactions and the willingness of Card Members to self-service and address issues through digital channels; restructuring activity; fraud costs; inflation and supply chain issues; increased technology costs, including AI usage and investments in technology innovations and system upgrades; expenses related to enterprise risk management and compliance and consulting, legal and other professional services fees, including as a result of the Company’s growth, litigation and internal and regulatory reviews; the impact of changes in foreign currency exchange rates on costs; regulatory assessments; the level of M&A activity and related expenses; information security or cybersecurity incidents; the payment of fines, penalties, disgorgement, restitution, non-income tax assessments and litigation-related settlements; the performance of Amex Ventures and other of the Company’s investments; and impairments of goodwill or other assets;
•the Company’s tax rate not remaining consistent with expectations, which could be impacted by, among other things, further changes in tax laws and regulation, the implementation by jurisdictions of the Organization for Economic Cooperation and Development’s global minimum tax guidelines (including safe harbors for U.S. multinational enterprises), the Company’s geographic mix of income, unfavorable tax audits, assessments and tax litigation outcomes, and the occurrence or nonoccurrence of other discrete tax items;
•changes affecting the Company’s plans regarding the return of capital to shareholders, which will depend on factors such as the Company’s capital levels and regulatory capital ratios; new rulemakings and guidance from the Federal Reserve and other banking regulators, including changes to regulatory capital requirements, such as from recent regulatory capital rule proposals, and changes to the tailoring of enhanced prudential standards applicable to banking organizations; results of operations and financial condition; credit ratings and rating agency considerations; results of the stress testing and capital planning process; and the economic environment and market conditions in any given period;
•changes in the substantial and increasing worldwide competition in the payments industry, including competitive pressure and competitor settlements that may materially impact the prices charged to merchants that accept American Express cards; merchant acceptance, surcharging, steering and other differential acceptance practices; the desirability of competitor premium card products and competition for partnerships and premium experiences, services and benefits; competition for new and existing cobrand relationships; the effects of the emergence of agentic commerce on the payments landscape and customer payment experiences; competition from new and non-traditional competitors, such as financial technology companies, and with respect to new products, services and technologies, such as the emergence or increase in popularity of digital payment platforms and currencies and other alternative payment mechanisms; competitor acquisitions and transactions; and the success of marketing, promotion, rewards programs, offers and travel-, lifestyle- and business-related benefits (e.g., lounges, dining, entertainment and business tools);
•the Company’s ability to sustain its momentum and leadership in the premium consumer space, including with Millennial and Gen-Z consumers, which will be impacted in part by competition, levels of consumer demand for premium card products, brand perceptions (including perceptions related to merchant coverage) and reputation, and the Company’s ability to successfully refresh its products and develop and market new benefits, services, experiences and other value propositions, as well as new AI and digital capabilities, that appeal to Card Members and new customers, grow spending with new and younger age cohort Card Members, offer attractive services and rewards programs and build greater customer loyalty, which will depend in part on identifying and funding investment opportunities, addressing changing customer behaviors, new product innovation and development, Card Member acquisition efforts and enrollment processes, including through digital channels, continuing to realize benefits from strategic partnerships, successfully implementing the Company’s dining strategy and evolving the Company’s infrastructure to support new products, services and benefits;
•the Company’s ability to build on its leadership in commercial payments and successfully roll out new commercial products and solutions in 2026, which will depend in part on competition, including from financial technology companies and as a result of competitor acquisitions and transactions; the willingness and ability of companies to use credit and charge cards for procurement and other business expenditures as well as use the Company’s other products and services for financing needs; the acceptance of, and economics related to, B2B payment platforms; the Company’s ability to successfully refresh its products and offer attractive value propositions and new products to current and potential customers; the Company’s ability to enhance and expand its payment, lending, cash flow and expense management solutions, including the pilot and subsequent launch of a new expense management platform in 2026, increase customer engagement, enhance the corporate card onboarding experience and build out a multi-product digital ecosystem to integrate its broad product set, which is dependent on the Company’s continued investment in capabilities, features, functionalities, platforms and technologies and the successful introduction of capabilities related to the Company’s Center acquisition; and the success of the Company’s initiatives to support businesses, such as Small Business Saturday and other Shop Small campaigns;
•the Company’s ability to expand merchant coverage globally and its success, as well as the success of third-party merchant acquirers, processors and payment facilitators, in signing merchants to accept American Express, which will depend on, among other factors, the value propositions offered to merchants and merchant acquirers for card acceptance, the awareness and willingness of Card Members to use American Express cards at merchants, scaling marketing and expanding programs to increase card usage, identifying and growing acceptance in low- and new-to-plastic industries and businesses as they form, working with commercial buyers and suppliers to establish B2B acceptance, executing on the Company’s plans to increase coverage in priority international cities, destinations, countries and industry verticals, merchant point-of-sale practices, and continued network investments, including in capabilities that allow for greater digital integration and modernization of its authorization platform;
•the Company’s ability to grow internationally, which could be impacted by regulation and business practices, such as those capping interchange or other fees, mandating network access or data localization, imposing greater requirements on payment networks, favoring local competitors or prohibiting or limiting foreign ownership of certain businesses; perceptions of the Company’s brand in international jurisdictions; the Company’s inability to successfully replicate aspects of its business model internationally and tailor products and services to make them attractive to local customers; competitors with more scale, local experience and established relationships with relevant customers, regulators and industry participants; the success of the Company and its network partners in acquiring Card Members and/or merchants; and geopolitical and economic instability, hostilities and tensions (such as the effects of the Middle East conflict), and impacts to cross-border trade and travel;
•the Company’s ability to satisfy the closing conditions related to its proposed acquisition of TheFork, including completion of a labor consultation process and receipt of regulatory approvals, and consummate the transaction; the underlying assumptions related to the transaction proving to be inaccurate or unrealized; and the Company’s ability to integrate TheFork and benefit from and expand its platform, tools and capabilities, which will depend in part on management’s decisions regarding future operations, strategies and business initiatives;
•a failure in or breach of the Company’s operational or security systems, processes or infrastructure, or those of third parties, including as a result of cyberattacks or outages, which could compromise the confidentiality, integrity, privacy and/or security of data, disrupt the Company’s or its partners’ operations, reduce the use and acceptance of American Express cards or the Company’s digital platforms and lead to regulatory scrutiny, litigation, remediation and response costs and reputational harm;
•legal and regulatory developments, which could affect the profitability of the Company’s business activities; limit the Company’s ability to pursue business opportunities or conduct business in certain jurisdictions; require changes to business practices or governance, or alter the Company’s relationships with Card Members, partners, merchants and other third parties, including affecting its network operations and pricing and practices governing merchant acceptance; impact interest income, card fees and rewards programs; exert further pressure on merchant discount rates and the Company’s GNS business, as well as result in an increase in surcharging, steering or other differential acceptance practices; alter the competitive landscape; subject the Company to heightened regulatory scrutiny and result in increased costs related to regulatory oversight and compliance, litigation-related settlements, judgments or expenses, restitution to Card Members or the imposition of fines or monetary penalties; materially affect capital or liquidity requirements or limit the ability to return capital to shareholders or pay dividends; or result in harm to the American Express brand; and
•factors beyond the Company’s control such as business, economic and geopolitical conditions, consumer and business confidence and spending generally, unemployment rates & wide-scale layoffs, market volatility, energy costs, impacts to travel, and other political developments, a continuation or further escalation or widening of the Middle East conflict or other military conflicts, regional hostilities and international tensions , adverse developments affecting third parties, including other financial institutions, merchants, partners or vendors, as well as severe weather conditions and natural disasters (e.g., hurricanes and wildfires), power loss, disruptions in telecommunications, pandemics, terrorism and other catastrophic events, any of which could significantly affect demand for and spending on American Express cards, credit metrics and reserves, customer balances, deposit levels and other aspects of the Company’s business and results of operations or disrupt its global network systems and ability to process transactions.
A further description of these uncertainties and other risks can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and the Company’s other reports filed with the Securities and Exchange Commission.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY
(REGISTRANT)

By:	/s/ James J. Killerlane III
Name: James J. Killerlane III
Title: Corporate Secretary
Date: July 24, 2026